Grayscale Future of Finance ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.6%
	Financials — 45.0% (a)
6,746	Block, Inc. (b)	$570,577
2,230	Coinbase Global, Inc. - Class A (b)	591,218
27,587	Galaxy Digital Holdings, Ltd. (b)	294,982
45,579	Monex Group, Inc.	269,237
207,500	OSL Group, Ltd. (b)	225,358
8,606	PayPal Holdings, Inc. (b)	576,516
12,279	Plus500, Ltd.	279,981
29,772	Robinhood Markets, Inc. - Class A (b)	599,310
		3,407,179
	Information Technology — 54.6% (a)
56,179	Applied Digital Corporation (b)	240,446
54,754	Bit Digital, Inc. (b)(c)	157,144
31,808	Bitdeer Technologies Group – Class A (b)	223,292
120,350	Bitfarms, Ltd. (b)	268,380
154,276	Canaan, Inc. - ADR (b)(c)	234,500
47,885	Cipher Mining, Inc. (b)(c)	246,608
15,605	Cleanspark, Inc. (b)	330,982
67,461	Hive Digital Technologies, Ltd. (b)(c)	227,344
36,364	Hut 8 Corporation (b)(c)	401,999
59,128	Iris Energy, Ltd. (b)	319,291
27,954	Marathon Digital Holdings, Inc. (b)	631,201
9,428	Northern Data AG (b)	273,392
23,447	Riot Platforms, Inc. (b)	286,991
112,088	Terawulf, Inc. (b)	294,791
		4,136,361
	TOTAL COMMON STOCKS (Cost $5,727,587)	7,543,540

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 13.4%
1,015,472	First American Government Obligations Fund – Class X, 5.23% (d)	1,015,472
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,015,472)	1,015,472

	SHORT-TERM INVESTMENTS — 0.1%
8,440	First American Government Obligations Fund - Class X, 5.23% (d)	8,440
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,440)	8,440

	TOTAL INVESTMENTS (Cost $6,751,499) — 113.1%	8,567,452
	Liabilities in Excess of Other Assets — (13.1)%	(994,129)
	NET ASSETS — 100.0%	$7,573,323

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b) Non-income producing security.
(c) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $888,460 or 11.7% of net assets.
(d) Rate shown is the annualized seven-day yield as of March 31, 2024.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

Grayscale Future of Finance ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$7,543,540	$–	$–	$7,543,540
Investments Purchased with Proceeds from Securities Lending	1,015,472	–	–	1,015,472
Short-Term Investments	8,440	–	–	8,440
Total Investments in Securities	$8,567,452	$–	$–	$8,567,452

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.